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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): May 13, 2003

                               VENTIV HEALTH, INC.

             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

             0-30318                                     52-2181734
-------------------------------------       ------------------------------------
     (Commission File Number)               (I.R.S. Employer Identification No.)

                          c/o VENTIV HEALTH U.S. SALES
                               VANTAGE COURT NORTH
                               200 COTTONTAIL LANE
                           SOMERSET, NEW JERSEY 08873
               (Address of Principal Executive offices) (Zip Code)

                                 (800) 416-0555
               (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if changed Since Last Report)


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                               Ventiv Health, Inc.
                           CURRENT REPORT ON FORM 8-k

Item 7. Financial Statements and Exhibits*.

(c) Exhibits

   Exhibit Number              Description of Exhibit

        99.1        Press Release of Ventiv Health, Inc. dated May 13, 2003


Item 9. Regulation FD Disclosure*.

   The information in this Current Report on Form 8-K is furnished under
Item 12 (Disclosure of Results of Operations and Financial Condition) of Form 8-K and is included under this Item 9 in accordance with the interim guidance in U.S. Securities and Exchange Commission Release No. 33-8216, effective March 28, 2003.

    On May 13, 2003, Ventiv Health, Inc. (the "Company"), issued a press release announcing results for the period ended March 31, 2003. A copy of the Company's press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

    The earnings press release includes comparative EBITDA and EBIT data and reconciliations of EBITDA and EBIT to net earnings. Management believes that EBITDA and EBIT provide measures that are useful to investors in assessing Ventiv's performance, in terms of profitability and cash flow, on a consistent basis from period to period.

* The information in this Current Report on Form 8-K shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              VENTIV HEALTH, INC.


                              By: /s/ John R. Emery
                                  --------------------------------------------
Date: May 13, 2003            Name: John R. Emery
                                    Title: Chief Financial Officer
                                    (Principal Accounting and Financial Officer)

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                                  EXHIBIT INDEX


 Exhibit Number               Description of Exhibit

     99.1            Press Release of Ventiv Health, Inc., dated May 13, 2003